Fifth Third Bank | All Rights Reserved 1Q11 Earnings Conference Call April 21, 2011 Please refer to earnings release dated April 21, 2011 for further information. Exhibit 99.2

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;(22)
ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

Fifth Third Bank | All Rights Reserved
1Q11 in review
Credit continuing to improve
• Net charge-offs of $367mm (1.92% of loans and leases) vs. 4Q10
NCOs of $356mm (1.86% of loans and leases)
• Total NPAs of $2.3B including held-for-sale declined $126mm or 5%
sequentially to lowest level since 2Q08
– Total delinquencies down 12% sequentially (lowest level since
2006)
• Provision expense of $168mm, reduction in allowance of $199mm
• Loan loss allowance of 3.62%; coverage 132% of NPAs and 170% of
NPLs and 1.9x annualized first quarter net charge-offs
Actions driving progress
• Focusing on credit quality, portfolio management, and loss mitigation strategies
• Executing on customer experience and employee engagement
initiatives
• Enhancing breadth and profitability of offerings and relationships
• Exit from all crisis-era government programs
Continued strong operating results
• Net income available to common shareholders of $88mm, or $0.10 per diluted share
– Net income reduced by $153mm of discount accretion recorded in preferred dividends accelerated by February repurchase of
$3.4B in TARP CPP Preferred Stock; $0.17 per share impact
• Average loan and lease balances excluding held-for-sale up 2%
sequentially; period end loans and leases flat sequentially
• Return on average assets of 1.0%
• Strong capital ratios: Tier 1 common 9.0%, Tier 1 capital ratio 12.2%,
Total capital ratio 16.3%*
* Current period regulatory capital data ratios are estimated

Fifth Third Bank | All Rights Reserved
Financial summary
• 1Q11 earnings of $0.10 per diluted share reduced by $153mm ($0.17 per share) of discount accretion recorded in preferred dividends accelerated by February repurchase of $3.4B in TARP CPP Preferred Stock
• Return on average assets of 1.0%
• Decline in net interest income and net interest margin driven by two fewer days in quarter; debt issuance for
TARP repayment; lower mortgage warehouse HFS balances; and 4Q10 FTPS, LLC loan refinancing
– Average core deposits up 1% sequentially, reflecting higher DDA balances and decline in consumer
CDs
– Average loans up 2% sequentially, reflecting strength in C&I and auto loans
Actual
Seq. YOY
($ in millions)
1Q10 4Q10 1Q11 $ % $ %
Average Balances
Commercial loans $45,169 $42,808 $43,410 $602 1% ($1,759) (4%)
Consumer loans
33,212 33,428 34,226 798 2% 1,014 3%
Total loans & leases (excl. held-for-sale) $78,381 $76,236 $77,636 $1,400 2% ($745) (1%)
Core deposits
$76,262 $76,454 $77,524 $1,070 1% $1,262 2%
Income Statement Data
Net interest income (taxable equivalent) $901 $919 $884 ($35) (4%) ($17) (2%)
Provision for loan and lease losses 590 166 168 2 1% (422) (72%)
Noninterest income 627 656 584 (71) (11%) (43) (7%)
Noninterest expense 956 987 918 (69) (7%) (38) (4%)
Net Income (loss) ($10) $334 $265 ($69) (20%) $275 NM
Diluted earnings after preferred dividends ($72) $270 $88 ($182) (67%) $161 NM
Pre-provision net revenue $568 $583 $545 ($38) (7%) ($23) (4%)
Earnings per share, basic ($0.09) $0.34 $0.10 ($0.24) (71%) $0.19 NM
Earnings per share, diluted ($0.09) $0.33 $0.10 ($0.23) (70%) $0.19 NM
Net interest margin 3.63% 3.75% 3.71% (4bps) (1%) 8bps 2%
Return on average assets (0.04%) 1.18% 0.97% (21bps) (18%) 101bps NM

4.0%
3.5%
3.0%
2.5%
2.0%
$950
$850
$750
$650
$550
$450
$901
$887
$916
$919
$884
3.63%
3.57%
3.70%
3.75%
3.71%
1Q10
2Q10
3Q10
4Q10
1Q11
Net Interest Income (right axis)
PAA*
NIM

	Δ	Δ

Net interest income
NII and NIM (FTE)
• Sequential net interest income and net interest
margin (FTE) performance driven by lower
daycount, debt issuance for TARP repayment,
lower mortgage warehouse HFS balances, 4Q10
FTPS, LLC loan refinancing, and lower yields,
partially offset by deposit mix shift and pricing as
well as higher average total loan balances
– NII down $35mm, or 4%, sequentially and
down $17mm, or 2%, year-over-year
– NIM down 4 bps sequentially and up 8 bps
year-over-year
• 4Q10 FTPS, LLC loan refinancing represented
nearly half of decline in C&I loan yields
* Represents purchase accounting adjustments included in net interest income.
($mm)
Yield Analysis
Interest-earning assets
1Q10 4Q10 1Q11
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans 4.61% 4.64% 4.45% (19) (16)
Commercial mortgage loans 4.20% 4.17% 4.11% (6) (9)
Commercial construction loans 2.92% 2.90% 3.15% 25 23
Commercial leases 4.54% 4.21% 4.17% (4) (37)
Residential mortgage loans 5.18% 4.64% 4.67% 3 (51)
Home equity 4.02% 3.98% 3.96% (2) (6)
Automobile loans 6.24% 5.41% 5.10% (31) (114)
Credit card 10.76% 10.55% 10.43% (12) (33)
Other consumer loans and leases 11.87% 18.68% 18.54% (14) 667
Total loans and leases 4.87% 4.78% 4.67% (11) (20)
Taxable securities 4.28% 3.88% 3.96% 8 (32)
Tax exempt securities 3.65% 4.27% 4.77% 50 112
Other short-term investments 0.18% 0.25% 0.25% - 7
Total interest-earning assets 4.62% 4.52% 4.47% (5) (15)
• Yield on interest-earning assets declined 5 bps
sequentially and 15 bps year-over-year
Net Interest Income Reconciliation
($ in millions)
4Q10 NII (FTE) $919
Daycount (12)
FTPS loan restructuring (8)
Lower mortgage warehouse (8)
$1B debt issuance (7)
1Q11 NII (FTE) $884

Fifth Third Bank | All Rights Reserved

76
78
33
33
33
33
34
45
44
44
43
43
1Q10
2Q10
3Q10
4Q10
1Q11
Commercial Loans
Consumer Loans

15
15
14
12
11
43
43
42
43
45
19
19
19
21
22
1Q10
2Q10
3Q10
4Q10
1Q11
Demand
IBT/Savings/MMDA
Consumer CD/Core foreign

(5%) QoQ; (19%) YoY
11
11
11
10
10
2
2
2
2
2
7
6
6
5
4
1Q10
2Q10
3Q10
4Q10
1Q11
LT debt
ST borrowings
Non-core deposits

6

Balance sheet
• C&I loans up 4% sequentially and 4% from the previous year
• CRE loans down 3% sequentially and 17% from the previous year
• Consumer loans up 2% sequentially and 3% from the previous year
• Warehoused residential mortgage loans held-for-sale were $1.5B at quarter end versus $2.3B at year-end
+2% QoQ;  (1%) YoY
+1% QoQ; +2% YoY
• Core deposit to loan ratio of 100%, up from 97% in 1Q10
• DDAs up 2% sequentially and 15% year-over-year
• Retail average transaction deposits up 3% sequentially and 14% from the previous year, driven by growth in demand deposit, savings, and interest checking account balances
• Commercial average transaction deposits up 3% sequentially, driven by growth in demand deposit and interest checking account balances
– Excluding public funds balances, commercial average transaction deposits increased 1% sequentially and 17% over prior year
Average loan growth ($B)^
Average core deposit growth ($B)
78 77
77
77
Average wholesale funding ($B)
19
20
• Reduced wholesale funding by $3.8 billion from the first quarter of 2010
– Non-core deposits down 13% sequentially and 40% from the previous year
– Short term borrowings down 8% sequentially and up 16% from the previous year
– Long-term debt flat sequentially and down 11% from the previous year
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding
77
75
19
17
76
78
16

Fifth Third Bank | All Rights Reserved

Fifth Third Bank | All Rights Reserved
Noninterest income
• Noninterest income of $584 million down $72 million, or 11%, from prior quarter; driven by lower mortgage banking revenue and seasonally lower deposit service charges
– Strong investment advisory results
– Mortgage banking net revenue largely driven by increase in mortgage rates
• Significant improvement in OREO write-downs, negative fair value adjustments, and gains/losses on loan sales recorded in other noninterest income:
Noninterest income
Note: Numbers may not sum due to rounding
Actual
($ in millions) 1Q10 4Q10 1Q11
Gain / (loss) on sale of loans 25 21 17
Commercial loans HFS FV adjustment (9) (35) (16)
Gain / (loss) on sale of OREO properties (16) (19) (2)
Mortgage repurchase costs - (1) (2)
Total credit-related revenue ($1) ($34) ($3)
Actual Seq. YOY
1Q10 4Q10 1Q11 $ % $ %
($ in millions)
Service charges on deposits $142 $140 $124 ($15) (11%) ($18) (12%)
Corporate banking revenue 81 103 86 (18) (17%) 5 6%
Mortgage banking revenue 152 149 102 (47) (31%) (50) (33%)
Investment advisory services 91 93 98 4 5% 7 8%
Card and processing revenue 73 81 80 (1) (1%) 7 10%
Other noninterest income 74 55 81 26 48% 7 8%
Securities gain (losses), net 14 21 8 (13) (62%) (5) (43%)
Securities gains, net -
- 14 5 (8) (60%) 5 NM non-qualifying hedges on MSRs
Noninterest income $627 $656 $584 ($72) (11%) ($43) (7%)

Fifth Third Bank | All Rights Reserved
Noninterest expense
Noninterest expense
• Noninterest expense of $918 million decreased $69 million, or 7%, compared with 4Q10, driven by a decrease in revenue-based compensation and lower credit-related expenses
• Credit related expenses declined:
Note: Numbers may not sum due to rounding
Actual
Seq. YOY
1Q10 4Q10 1Q11 $ % $ %
($ in millions)
Salaries, wages and incentives $329 $385 $351 ($33) (9%) $22 7%
Employee benefits 86 73 97 24 33% 11 13%
Net occupancy expense 76 76 77 1 1% 1 1%
Technology and communications 45 52 45 (7) (13%) 0 -
Equipment expense 30 32 29 (3) (8%) (1) (2%)
Card and processing expense 25 26 29 3 10% 4 17%
Other noninterest expense 365 343 290 (53) (15%) (74) (21%)
Noninterest expense $956 $987 $918 ($69) (7%) ($37) (4%)
Actual
($ in millions) 1Q10 4Q10 1Q11
Mortgage repurchase expense $39 $20 $8
Provision for unfunded commitments 9 (4) (16)
Derivative valuation adjustments 8 (1) (0)
OREO expense 6 11 13
Other work-out related expenses 29 27 26
Total credit-related operating expenses $91 $53 $31

$800
$700
$600
$500
$400
$300
$200
$100
$0
91
1
569
55
15
552
67
42
634
53
34
31
3
548
1Q10
2Q10
3Q10
4Q10
1Q11
Noninterest Expense Credit Items
Fee Income Credit Items
Adjusted

Pre-tax pre-provision earnings
Core PPNR trend
Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense
Core PPNR reconciliation
1Q10 2Q10 3Q10 4Q10 1Q11
Reported PPNR $568 $567 $760 $583 $545
Adjustments remove benefit/detriment:
BOLI - - (127) - -
Gain on sale of Visa shares 9 - - 5  9
Securities gains/losses (14) (8) (4) (21) (8)
Other litigation reserve expense 4 3 - - -
FTPS warrants + puts 2 (10) 5 (3) 2
Extinguishment of FHLB funding - - - 17 -
Adjusted PPNR $569 $552 $634 $581 $548
Credit Related Items:
OREO write-downs, FV adjs, & G/L on loan sales 1 15 42 34 3
Problem asset work-out expenses 91 55 67 53 31
Credit adjusted PPNR $661 $622 $743 $668 $582
• Reported PPNR of $545 million down 7% from 4Q10 levels and down 4% over prior year reflecting lower net interest income and noninterest income, partially offset by improved noninterest expense
• Adjusted PPNR of $548 million, including adjustments totaling $3 million, resulting in adjusted sequential decrease of 6% and year-over-year decrease of 4%

Fifth Third Bank | All Rights Reserved
581

FIFTH THIRD BANK

9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
6.4%
6.6%
6.7%
7.0%
8.4%
1Q10
2Q10
3Q10
4Q10
1Q11

10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
7.0%
7.2%
7.3%
7.5%
9.0%
1Q10
2Q10
3Q10
4Q10
1Q11

14%
12%
10%
8%
6%
4%
2%
0%
13.4%
13.7%
13.9%
13.9%
10.0%
10.3%
10.5%
10.5%
12.2%
1Q10
2Q10
3Q10
4Q10
1Q11
Tier 1 Capital Ratio ex-TARP
Tier 1 Capital Ratio

20%
15%
10%
5%
0%
17.5%
18.0%
18.3%
18.1%
14.1%
14.6%
14.9%
14.7%
16.3%
1Q10
2Q10
3Q10
4Q10
1Q11
Total RBC ratio ex-TARP
Total RBC ratio

Strong capital position
^ Tangible common equity ratio excludes unrealized securities gains/losses after-tax.
Current period regulatory capital data ratios are estimated.
Tangible common equity ratio^ Tier I common equity
Tier I capital ratio
Total risk-based capital ratio
Fifth Third Bank | All Rights Reserved

Capital ratios strong and reflect TARP CPP redemption

$1,000
$800
$600
$400
$200
$0
240
342
209
225
206
240
183
173
203
164
1Q10
2Q10
3Q10
4Q10
1Q11
Commercial
Consumer

Other consumer 7%
C&I 23%
Card 8%
Auto 5%
Coml mortgage 15%
Home equity 17%
Coml const. 7%
Coml lease 0%
Residential mortgage 18%

MI 20%
FL 22%
OH 20%
Other / National 20%
IN 3%
IL 9%
KY 3%
TN 1%
NC 2%

Net charge-offs
Net charge-offs by loan type
Net charge-offs by geography
$582
$434
Net charge-offs ($mm)
$956
$356
NCOs
due to
3Q10
credit
actions
$mm %
Commercial $164 45%
Consumer $203 55%
Total   $367 100%
$367
Actual
Seq. YOY
($ in millions) 1Q10 4Q10 1Q11 $ % $ %
C&I $161 $85 $83 ($2) (2%) ($78) (48%)
Commercial mortgage 99 80 54 (26) (33%) (45) (45%)
Commercial construction 78 11 26 15 136% (52) (67%)
Commercial lease 4 (3) 1 4 133% (3) (75%)
Commercial $342 $173 $164 ($9) (5%) ($178) (52%)
Residential mortgage loans 88 62 65 3 5% (23) (26%)
Home equity 73 65 63 (2) (3%) (10) (14%)
Automobile 31 19 20 1 5% (11) (35%)
Credit card 44 33 31 (2) (6%) (13) (30%)
Other consumer 4 4 24 20 500% 20 500%
Consumer $240 $183 $203 $20 11% ($37) (15%)
Total net charge-offs $582 $356 $367 $11 3% ($215) (37%)
Year-over-year charge-offs down significantly due to improving credit trends and effect of 3Q10 credit actions
$mm %
Florida $82 22%
Michigan 74
20%
Subtotal $156 42%
Other 211 58%
Total $367 100%

Fifth Third Bank | All Rights Reserved

Nonperforming assets

Down 32%
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
715
695
478
597
538
2,414
2,274
1,604
1,578
1,588
1Q10
2Q10
3Q10
4Q10*
1Q11
Commercial
Consumer

11%
18%
13%
0%
1%
14%
18%
4%
21%

20%
29%
19%
4%
8%
1%
2%
12%
5%

11%
17%
41%
2%
9%
14%
2%
3%
1%

4%
10%
20%
50%
4%
7%
3%
1%
1%

8

Nonperforming assets
• NPAs of $2.1B excluding held-for-sale
• Commercial NPAs of $1.6B, down 34% from
the previous year
– Homebuilder/developer NPAs of
$249mm; represent 12% of total NPAs
• Consumer NPAs of $538mm, down 25% from
the previous year
• NPAs in held-for-sale of $216mm
C&I / Lease
$643mm, 30%
CRE
$945mm, 44%
Residential
$409mm, 19%
Other Consumer
$129mm, 6%
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
NPAs exclude loans held-for-sale.
* Nonaccrual loans and leases at December 31, 2010 reflect a reclassification of $84 million in nonperforming loans from commercial and industrial loans to other consumer loans and leases which occurred after the Bancorp's Form 8-K was filed on January 19, 2011.
Nonperforming assets ($mm)
$3,129
$2,969
Nonperforming assets continue to improve
$2,082
$2,174
$2,126
Fifth Third Bank | All Rights Reserved

Fifth Third Bank | All Rights Reserved
NPL Rollforward
Significant improvement in NPL inflows over past two years
Nonaccrual loans and leases at December 31, 2010 reflect a reclassification of $84 million in nonperforming loans from commercial and industrial loans to other consumer loans and leases which occurred after the Bancorp's Form 8-K was filed on January 19, 2011.
NPL HFI Rollforward
Commercial
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
Beginning NPL Amount 1,406 1,937 2,110 2,430 2,392 2,172 1,980 1,261 1,214
New nonaccrual loans 799 544 832 602 405 310 290 224 299
Paydowns, payoffs, sales and net other activity (157) (190) (246) (332) (425) (402) (630) (168) (199)
Charge-offs (111) (181) (266) (308) (200) (100) (379) (103) (103)
Ending Commercial NPL 1,937 2,110 2,430 2,392 2,172 1,980 1,261 1,214 1,211
Consumer
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
Beginning NPL Amount 457 459 477 517 555 561 550 323 466
New nonaccrual loans 157 125 160 152 137 205 157 243 113
Net other activity (155) (107) (120) (114) (131) (216) (384) (100) (145)
Ending Consumer NPL 459 477 517 555 561 550 323 466 434
Total NPL 2,396 2,587 2,947 2,947 2,733 2,530 1,584 1,680 1,645
Total new nonaccrual loans - HFI 956 669 992 754 542 515 447 467 412

FIFTH THIRD BANK

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11

(2%)% QoQ; (40%) YoY
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
561
550
323
466
434
2,172
1,980
1,261
1,214
1,211
1Q10 2Q10 3Q10 4Q10 1Q11
Commercial
Consumer

+5% QoQ; (24%) YoY
$600
$400
$200
$0
$542
$515
$447
$467
$412
$405
$310
$290
$243
$224
$299
$137
$205
$157
$113
1Q10 2Q10 3Q10* 4Q10^ 1Q11
Total
Commercial
Consumer

Non-performing loans
Non-performing loans ($mm)
$2.7B
$2.5B
Non-performing loans improving with lower
severity mix; benefit of sales/transfers
$1.6B
Fifth Third’s non-performing loan inflows (relative to loans) were higher than peers throughout 2008. More recently, FITB inflows have been proportionally lower than peers
FITB NPL inflows (relative to loans) vs. peers
FITB
Source: SNL Financial and company filings. Peers include: BAC, BBT, C, CMA, HBAN, JPM, KEY, MI, MTB, PNC, RF, STI, USB, and WFC
New HFI non-performing loan flows ($mm)
NPL inflows down significantly
$1.7B
* 3Q10 inflows into NPLs HFS were $217mm, reflecting performing loans moved to held-for-sale in 3Q10 that were deemed impaired as a result of the decision to sell these loans
^ Nonaccrual loans and leases at December 31, 2010 reflect a reclassification of $84 million in nonperforming loans from commercial and industrial loans to other consumer loans and leases which occurred after the
Bancorp's Form 8-K was filed on January 19, 2011.
FITB
ex-HFS
$1.6B

Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANK

50%
40%
30%
20%
10%
0%
3
4
5
6
7
8
9
10
11
12

18%
16%
20%
24%
22%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months

60%
50%
40%
30%
20%
10%
0%
3 months
6 months
9 months
12 months

©

Troubled debt restructurings (TDR) overview
Successive improvement in vintage performance during
2008 and 2009, even as volume of modification increased
Fifth Third’s mortgage portfolio TDRs have redefaulted at a
lower rate than other bank held portfolio modifications
— Fifth Third’s TDRs less likely to redefault than
modifications on GSE mortgages
Of $1.8B in consumer TDRs, $1.6B were on accrual status
and $209mm were nonaccruals
— $1.1B of TDRs are current and have been on the
books 6 or more months; within that, nearly $890mm
of TDRs are current and have been on the books for
more than a year
As current TDRs season, their default propensity declines
significantly
— We see much lower defaults on current loans after a
vintage approaches 12 months since modification
TDR performance has improved in newer vintages
Outperforming redefault benchmarks
Source:  Fifth Third and OCC/OTS data through 4Q10
Mortgage TDR 60+ redefault trend by vintage*
1Q08      5%
2Q08    10%
3Q08      9%
4Q08    10%
1Q09    10%
2Q09    11%
Months since modification
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(January 1, 2008 through December 2010)*
Fannie Mae
Industry
portfolio loans
Fifth Third
Volume by
vintage
Freddie Mac
3Q09    11%
Current consumer TDRs (%)
4Q09      9%
$1.1
billion
2008
2009
1Q10      9%
2Q10      6%
* Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)

Fifth Third Bank | All Rights Reserved
3Q10      6%

FIFTH THIRD BANK

2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
FITB
Peer Average

1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
FITB
Peer Average

4.5%
3.5%
2.5%
1.5%
0.5%
2Q11 expect down
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
FITB
Peer Average

5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
FITB
Peer Average

Strong relative credit trends
NPA ratio vs. peers Net charge-off ratio vs. peers
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers
(7.5%)*
(HFS transfer)
3.8%
Before credit
actions
5.0%
2Q11
expect
down
2.3%*
Before credit
actions

Fifth Third Bank | All Rights Reserved
FITB credit metrics are now generally better than peers
Source: SNL Financial and company filings. NPA and NCO ratios exclude loans held-for-sale and covered assets for peers where appropriate.
*
4Q08 NCOs included $800mm in NCOs related to commercial loans moved to held-for-sale; 3Q10 NCOs included $510mm in NCOs related to loans sold or moved to held-for-sale

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$1,200
$1,000
$800
$600
$400
$200
$0
($200)
($400)
($600)
4.91%
4.85%
4.20%
3.88%
3.62%
$8
$582
$434
$956
$356
$367
($109)
($499)
($190)
($199)
1Q10
2Q10
3Q10
4Q10
1Q11
Net Charge-offs
Additional Provision
Reserves

170%
111%
Reserves / NPLs
132%
92%
Reserves / NPAs
188%
156%
Reserves / Annualized NCOs

Strong reserve position
Source: SNL and company reports. NPAs/NPLs exclude held-for-sale portion for all banks as well as covered assets for BBT, USB, and ZION.
1Q11 coverage ratios strong
relative to peers (4Q10)
Industry leading reserve levels
Fifth Third
(1Q11)
Peer Average
(4Q10)

Fifth Third Bank | All Rights Reserved

Fifth Third Bank | All Rights Reserved
Well-positioned for the future
• Holding company cash currently sufficient for approximately 2 years of obligations; no holding company or Bank debt maturities until 2013
• Fifth Third has completely exited all crisis-era government support programs
– Fifth Third is one of the few large banks that have no TLGP-guaranteed debt
Superior capital and liquidity position
• NCOs below 2%; 1.9x reserves / annualized NCOs
• $1.2B problem assets addressed through loan sales and transfer to HFS in 3Q10
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~40% of total revenues
Diversified traditional banking platform
• PPNR has remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (149% PPNR / NCOs in 1Q11)
• 1.0% ROAA in 1Q11
Strong industry leader in earnings power

19 Fifth Third Bank | All Rights Reserved Appendix

Fifth Third Bank | All Rights Reserved
Balance Sheet:
Average loans & leases (incl. HFS)
Average core deposits
Income Statement:
Net interest income*
Net interest margin*
Noninterest income
Noninterest expense
Pre-provision net revenue
ROA
Asset Quality:
Net charge-offs
Loan loss allowance
Nonperforming assets^
Capital Ratios
#
:
Tier I common equity
Tier I leverage
Tier I capital
Total risk-based capital
Category
Fifth Third: Second quarter 2011 outlook
2Q11 Outlook; 2H11
$79.4 billion
$77.5 billion
Up vs. 1Q11 (daycount +$6mm); up 2H11
Relatively stable vs. 1Q11; up 2H11
Consistent with 1Q11
Increase modestly
Similar to 1Q11
~1%
Please see cautionary statement for risk factors related to forward-looking statements.
* Presented on a fully-taxable equivalent basis.
^ Ratios as a percent of loans excluding held-for-sale; allowance expectation assumes current expectation for credit and economic trends and is subject to review at quarter-end.
# Current period regulatory capital data ratios are estimated
1Q11 Actual Results
Outlook as of April 20, 2011
Up modestly
Relatively stable
Lower ($330-350mm range); <1.5% 2H11
Lower
Lower
Building
$884 million
3.71%
$584 million
$918 million
$545 million
1.0%
9.0%
11.2%
12.2%
16.3%
$367 million
$2.8 billion (3.62%)
$2.1 billion (2.73%)

Fifth Third Bank | All Rights Reserved
Potential impact of key elements of Dodd-Frank Act
and other recent financial legislation*
Scope of activity Potential impact**
Volcker Rule /
Derivatives
• Vast majority of derivatives activities are exempted
(FITB generally not a market maker)
• Any proprietary trading de minimis
• “P/E” fund investments ~$100mm (<1% of Tier 1
capital)
• Expect minimal financial impact from loss of existing
revenue
• Potentially higher compliance costs despite small levels
of non-exempt activities
Debit
Interchange
(Durbin
Amendment)
• 1Q11 debit interchange revenue of $54mm
• 1Q11 debit interchange $ volume: $4.1B
– Signature $3.3B, PIN $.8B
• 1Q11 debit interchange transaction volume:
109mm
– Signature 89mm, PIN 20mm
• Fed has proposed limits on debt interchange; proposal
currently out for comment
• Proposals would apply caps of $0.12 or $0.07 per transaction
(e.g., on volume which in 1Q11 was 109 million transactions)
• If proposal implemented as written, we would expect
substantial mitigation of any reduction in revenue through
actions by FITB and competitors to recapture costs of providing this service to customers and merchants
Deposit
Insurance
• Current assessed base (Deposits): ~$78B
• Proposed assessed base (Assets-TE): ~$96B
• FITB rate under new industry assessment, based
upon large bank scorecard, less than rate under old
assessment
• Lower due to reduced share of assessed base
Reg. E
• Requires customers to “opt-in” to allow non-recurring
electronic overdrafts (e.g. debit, ATM) from accounts
• Impact fully absorbed in run-rate
Potential impact of these and other elements of financial regulatory reform, such as CFPA activities and many other aspects, are unknown at this time
TRUPs exclusion
(Collins
Amendment)
• ~280 bps of non-common Tier 1 capital in capital
structure
• >300 bps of non-common Tier 1 currently
– Expected to be more than needed post-Basel III
• 3-year transition period begins 2013
• Will manage capital structure to desired composition
* Based on current understanding of legislation. ** Potential impact, as noted above, is not intended to be inclusive of all potential impacts that may result from implementation of legislation and does not include benefit of mitigation activities. Please refer also to cautionary statement.

$4,768
$750
$1,250
2011
2012
2013
2014
2015
2016
Fifth Third Bancorp
Fifth Third Capital Trust

$500
$500
$1
2011
2012
2013
2014
2015
2016
2017 on

L-T debt 10%
Demand 20%
Equity 11%
Other liabilities 3%
S-T borrowings 1%
Non-core deposits 4%
Interest checking 17%
Consumer time 6%
Foreign office 3%
Savings/ MMDA 25%

Strong liquidity profile
Retail Brokered CD maturities: $218mm in 2011
FHLB borrowings $1.6B
3/31 unused avail. capacity $28B ($21B in Fed and $7B in FHLB)
Holding Company cash at 3/31/11: $1.3B
Expected cash obligations over the next 12 months
— $0 debt maturities
— ~$221mm common dividends (at $0.06 per share)
— ~$35mm Series G preferred dividends
— ~$392mm interest and other expenses
Cash currently sufficient to satisfy all fixed obligations * over the next 21 months (debt maturities, common and preferred
dividends, interest and other expenses) without accessing
capital markets; relying on dividends from subsidiaries;
proceeds from asset sales
Bank unsecured debt maturities ($mm – excl. Brokered CDs)
Heavily core funded
Holding company unsecured debt maturities ($mm)
* Debt maturities, common and preferred dividends, interest and other expenses
S-T
wholesale
5%
2017 on

Fifth Third Bank | All Rights Reserved

$200
$180
$160
$140
$120
$100
$80
$60
$40
$172
$166
$184
$161
$145
11
12
12
11
10
161
154
172
150
135
1Q10
2Q10
3Q10
4Q10
1Q11
GSE
Private
Claims

Mortgage repurchase overview
Demand requests and repurchase losses remain volatile
and near-term repurchase losses are expected to remain
elevated
Virtually all sold loans and new claims relate to GSEs or
GNMA
— 98% of outstanding balance of loans sold
— 92% of outstanding claims
Losses remain focused in 2006 thru 2008 vintages.
Majority of outstanding balances of the serviced for others
portfolio relates to origination activity in 2009 and later
Claims and exposure related to whole loan sales (no
outstanding first mortgage securitizations)
Repurchase Reserves* ($ in millions)
1Q10 2Q10 3Q10 4Q10 1Q11
Beginning balance $58 $84 $85 $103 $101
Net reserve additions 39 19 47 21 10
Repurchase losses (13) (18) (29) (23) (23)
Ending balance $84 $85 $103 $101 $88
Outstanding Counterparty Claims ($ in millions) Outstanding Balance of Sold Loans ($ in millions)
2005 and prior
GSE GNMA Private Total
$8,876 $325 $648 $9,850
2006 2,036 69 309 2,414
2007 3,331 101 272 3,705
2008 3,460 802 3 4,262
2009 and later 27,432 7,782 1 32,214
Total $45,135 $9,079 $1,233 $55,447
* Includes reps and warranty reserve ($73mm) and reserve for loans sold with recourse ($14mm).

Fifth Third Bank | All Rights Reserved

3,500
3,000
2,500
2,000
1,500
1,000
500
0
1Q10
2Q10
3Q10
4Q10
1Q11
C&I/Lease
Auto/Other
CRE
Res RE

1,000
800
600
400
200
0
1Q10
2Q10
3Q10
4Q10
1Q11
C&I/Lease
Auto/Other
CRE
Res RE

Non-performing assets and net charge-offs:
Product view*
Total NPAs
Total NCOs
*NPAs exclude loans held-for-sale.
3Q10 NCOs exclude $510mm loans sold of moved to held-for-sale in 3Q10
Nonaccrual loans and leases at December 31, 2010 reflect a reclassification of $84 million in nonperforming loans from commercial and industrial loans to other consumer loans and leases which occurred after the Bancorp's Form 8-K was filed on January 19, 2011.

Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANK

3,500
3,000
2,500
2,000
1,500
1,000
500
-
1Q10
2Q10
3Q10
4Q10
1Q11
Other SE
National
Other MW
Michigan
Florida

1,000
800
600
400
200
-
1Q10
2Q10
3Q10
4Q10
1Q11
Other SE
National
Other MW
Michigan
Florida

Fifth Third Bank | All Rights Reserved
Total NPAs
Total NCOs
Non-performing assets and net charge-offs:
Geographic view*
*NPAs exclude loans held-for-sale.
3Q10 NCOs exclude $510mm loans sold of moved to held-for-sale in 3Q10
Nonaccrual loans and leases at December 31, 2010 reflect a reclassification of $84 million in nonperforming loans from commercial and industrial loans to other consumer loans and leases which occurred after the Bancorp's Form 8-K was filed on January 19, 2011.

FIFTH THIRD BANK

FL
7%
MI
12%
OH
19%
IN
5%
IL
14%
KY
5%
TN
4%
NC
2%
Other / National
32%

Auto Manufacturing
1%
Construction
4%
Finance & Insurance
16%
Manufacturing
22%
Real Estate
6%
Retail Trade
3%
Auto Retailers
3%
Wholesale Trade
10%
Other
36%
Accommodation
2%

($ in millions) 1Q10 2Q10 3Q10 4Q10 1Q11
Balance $26,131 $26,008 $26,302 $27,191 $27,344
90+ days delinquent $63 $49 $28 $16 $8
as % of loans 0.24% 0.19% 0.11% 0.06% 0.03%
NPAs $788 $792 $594 $612 $620
as % of loans 3.02% 3.05% 2.26% 2.25% 2.27%
Net charge-offs $161 $104 $237 $85 $83
as % of loans 2.49% 1.58% 3.57% 1.27% 1.22%
C&I
Commercial & industrial*
Loans by geography Credit trends
Loans by industry Comments
• Commercial & industrial loans represented 35% of total loans and 23% of net charge-offs
• 47% of 1Q11 losses on loans to companies in real estate
related industries
– Loans to real estate related industries of $2.8B (10%);
1Q11 NCO ratio of 5.52%
• FL represented 23% of 1Q11 losses, 7% of loans; MI
represented 34% of losses, 12% of loans
* NPAs exclude loans held-for-sale.
3Q10 includes losses on loans transferred to held-for-sale
Nonaccrual loans and leases at December 31, 2010 reflect a reclassification of $84 million in nonperforming loans from commercial and industrial loans to other consumer loans and leases which occurred after the Bancorp's Form 8-K was filed on January 19, 2011.
Non-core: $108
Core: $129
Core NCO Rate: 1.94%
3Q10 NCO Breakout

Fifth Third Bank | All Rights Reserved

FL
13%
MI
26%
Other / National
3%
NC
7%
TN
2%
KY
4%
IL
10%
IN
6%
OH
29%

Auto Manufacturing
0%
Accommodation
4%
Construction
9%
Other
22%
Finance & Insurance
2%
Manufacturing
5%
Wholesale Trade
3%
Auto Retailers
2%
Retail Trade
4%
Real Estate
49%

Fifth Third Bank | All Rights Reserved
($ in millions) 1Q10 2Q10 3Q10 4Q10 1Q11
Balance $11,744 $11,481 $10,985 $10,845 $10,510
90+ days delinquent $44 $53 $29 $11 $8
as % of loans 0.38% 0.46% 0.26% 0.10% 0.08%
NPAs $1,002 $956 $679 $679 $696
as % of loans 8.53% 8.33% 6.19% 6.26% 6.63%
Net charge-offs $99 $78 $268 $79 $54
as % of loans 3.42% 2.68% 9.34% 2.86% 2.04%
Commercial mortgage
Commercial mortgage*
Loans by geography Credit trends
Loans by industry Comments
* NPAs exclude loans held-for-sale.
3Q10 includes losses on loans transferred to held-for-sale
• Commercial mortgage loans represented 14% of total loans
and 15% of net charge-offs
• Owner occupied 1Q11 NCO ratio of 1.4%, other non-owner
occupied 1Q11 NCO ratio of 2.7%
• Loans from FL/MI represented 38% of portfolio loans, 38% of portfolio losses in 1Q11
Non-core: $202
Core: $66
Core NCO Rate: 2.30%
3Q10 NCO Breakout

FIFTH THIRD BANK

MI
14%
OH
31%
IN
7%
IL
12%
KY
5%
TN
1%
NC
3%
Other / National
8%
FL
19%

Accommodation
1%
Construction
26%
Finance & insurance
0%
Manufacturing
3%
Real estate
55%
Retail Trade
1%
Auto Retailers
0%
Wholesale Trade
1%
Other
13%

Fifth Third Bank | All Rights Reserved
($ in millions) 1Q10 2Q10 3Q10 4Q10 1Q11
Balance $3,277 $2,965 $2,349 $2,048 $1,980
90+ days delinquent $9 $37 $5 $3 $23
as % of loans 0.28% 1.24% 0.21% 0.13% 1.16%
NPAs $569 $482 $291 $259 $248
as % of loans 17.36% 16.26% 12.40% 12.65% 12.53%
Net charge-offs $78 $43 $121 $10 $26
as % of loans 8.57% 5.46% 16.58% 1.88% 5.24%
Commercial construction
Commercial construction*
Loans by geography Credit trends
Loans by industry Comments
* NPAs exclude loans held-for-sale.
3Q10 includes losses on loans transferred to held-for-sale
• Commercial construction loans represented 3% of total loans and 7% of net charge-offs
• Loans from FL/MI represented 32% of portfolio loans, 17% of portfolio losses in 1Q11
Non-core: $77
Core: $44
Core NCO Rate: 5.99%
3Q10 NCO Breakout

FL
15%
MI
23%
Other /
National
1%
NC
10%
TN
5%
KY
4%
IL
4%
IN
9%
OH
29%

C&I
17%
Commercial
construction
25%
Commercial
mortgage
58%

©

30
($ in millions) 1Q10 2Q10 3Q10 4Q10 1Q11
Balance $1,324 $1,207 $824 $699 $651
90+ days delinquent $6 $12 $3 $1 $1
as % of loans 0.43% 1.03% 0.37% 0.12% 0.16%
NPAs $520 $431 $280 $259 $249
as % of loans 39.28% 35.68% 33.97% 37.12% 38.30%
Net charge-offs $81 $48 $127 $19 $22
as % of loans 22.89% 15.01% 48.74% 10.08% 13.04%
Homebuilders/developers
Homebuilders/developers*
Loans by geography Credit trends
Loans by industry Comments
• Originations of builder/developer loans suspended in 2007
• Remaining portfolio balance of $651mm, down 80% from peak
of $3.3B in 2Q08; represents approximately 1% of total loans and 1.5% of commercial loans
• $22mm of NCOs (27% commercial mortgage, 67% commercial
construction, 6% C&I)
• $249mm of NPAs (65% commercial mortgage, 30%
commercial construction, 5% C&I), down $10mm sequentially
* NPAs exclude loans held-for-sale.
3Q10 includes losses on loans transferred to held-for-sale
Non-core: $95
Core: $32
Core NCO Rate: 12.25%
3Q10 NCO Breakout
Fifth Third Bank | All Rights Reserved

FL 19%
MI 15%
OH 25%
IN 7%
IL 11%
KY 6%
TN 2%
NC 5%
Other / National 10%

Fifth Third Bank | All Rights Reserved
($ in millions) 1Q10 2Q10 3Q10 4Q10 1Q11
Balance $7,918 $7,707 $7,975 $8,956 $9,530
90+ days delinquent $157 $107 $111 $100 $98
as % of loans 1.98% 1.38% 1.39% 1.12% 1.03%
NPAs $521 $549 $328 $368 $338
as % of loans 6.57% 7.12% 4.11% 4.11% 3.55%
Net charge-offs $88 $85 $204 $62 $65
as % of loans 4.46% 4.35% 10.37% 2.93% 2.82%
Residential mortgage
Residential mortgage
1 liens: 100%; weighted average LTV: 74.7%
Weighted average origination FICO: 743
Origination FICO distribution: <660 8%; 660-689 6%; 690-719
10%; 720-749 14%; 750+ 45%; Other^ 16%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 33%; 70.1-80 40%; 80.1-90 8%;
90.1-95 5%; >95 14%
Vintage distribution: 2011 9%; 2010 27%; 2009 6%; 2008 8%; 2007
10%; 2006 9%; 2005 15%; 2004 and prior 16%
% through broker: 14%; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
^ Includes acquired loans where FICO at origination is not available
3Q10 includes losses on loans sold
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
• Residential mortgage loans represented 12% of total loans and
18% of net charge-offs
• FL portfolio 19% of residential mortgage loans driving 57% of portfolio losses
• FL lots ($184mm) running at 32% annualized loss rate (YTD)
Non-core: $123
Core: $81
Core NCO Rate: 4.10%
3Q10 NCO Breakout
st

FIFTH THIRD BANK

FL 3%
MI 21%
Other 20%
NC 1%
TN 2%
KY 7%
IL 12%
IN 10%
OH 24%

FL 9%
MI 21%
Other 1%
NC 5%
TN 2%
KY 8%
IL 13%
IN 9%
OH 32%

($ in millions) 1Q10 2Q10 3Q10 4Q10 1Q11
Balance $10,280 $10,149 $10,004 $9,815 9,585
90+ days delinquent $60 $61 $61 $59 $59
as % of loans 0.58% 0.60% 0.61% 0.60% 0.62%
Net charge-offs $43 $37 $40 $40 $39
as % of loans 1.68% 1.45% 1.57% 1.61% 1.64%
Home equity - direct
($ in millions) 1Q10 2Q10 3Q10 4Q10 1Q11
Balance $1,906 $1,838 $1,770 $1,698 1,637
90+ days delinquent $29 $29 $26 $25 $25
as % of loans 1.53% 1.57% 1.46% 1.46% 1.51%
Net charge-offs $30 $24 $26 $25 $24
as % of loans 6.45% 5.29% 5.87% 5.74% 5.88%
Home equity - brokered
Home equity
1   liens: 30%; 2   liens: 70%
Weighted average origination FICO: 749
Origination FICO distribution^: <660 4%; 660-689 7%; 690-719 13%; 720-749
17%; 750+ 50%; Other 9%
Average CLTV: 74% Origination CLTV distribution: <=70 39%; 70.1-80 22%;
80.1-90 18%; 90.1-95 7%; >95 14%
Vintage distribution: 2011 1%; 2010 3%; 2009 4%; 2008 11%; 2007 11%; 2006
15%; 2005 14%; 2004 and prior 40%
% through broker channels: 15% WA FICO: 735 brokered, 751 direct; WA
CLTV: 88% brokered; 72% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Home equity loans represented 15% of total loans and 17% of net charge-offs
Approximately 15% of portfolio in broker product driving 38% total loss
Approximately one third of Fifth Third 2   liens are behind Fifth Third
2005/2006 vintages represent approximately 30% of portfolio; account for 52% of losses
Aggressive home equity line management strategies in place
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available

Fifth Third Bank | All Rights Reserved
1    liens
st
st
nd
nd

FIFTH THIRD BANK

8%
1%
0%
27%
13%
26%
19%
0%
6%

1%
1%
14%
31%
31%
22%

2%
4%
1%
13%
23%
7%
5%
0%
45%

®

Loans ($B)
% of
FITB NPAs ($M)
% of
FITB
NCOs
($M)
% of
FITB
Commercial loans 1.8            7% 57                        8% 7            8%
Commercial mortgage 1.3            12% 166                      24% 13          17%
Commercial construction 0.4            18% 105                      40% 2            20%
Commercial lease 0.0            1% 0                          0% 0            0%
Commercial 3.5            8% 328                      20% 22          13%
Mortgage 1.9            21% 167                      45% 31          49%
Home equity 0.9            8% 7                          9% 10          16%
Auto 0.5            5% 1                          8% 2            9%
Credit card 0.1            5% 4                          8% 3            10%
Other consumer 0.0            2% 0                          37% 1            11%
Consumer 3.4            10% 180                      35% 47          25%
Total 6.9            9% 507                      23% 69          19%
Florida
Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by increased NPA/NCOs in real estate related products
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs NCOs
*NPAs exclude loans held-for-sale.
Weak commercial real estate market
Losses due to significant declines in
valuations
Valuations; relatively small home
equity portfolio

Fifth Third Bank | All Rights Reserved

9%
2%
1%
28%
20%
12%
24%
2%
2%

3%
1%
3%
0%
9%
30%
2%
8%
44%

6%
1%
4%
38%
20%
11%
0%
0%
20%

Loans ($B)
% of
FITB NPAs ($M)
% of
FITB
NCOs
($M)
% of
FITB
Commercial loans 3.3            12% 109                 18% 28          34%
Commercial mortgage 2.8            26% 160                 23% 15          28%
Commercial construction 0.3            14% 29                  12% 0            1%
Commercial lease 0.2            6% 8                     35% 0            0%
Commercial 6.5            15% 307                 19% 44          27%
Mortgage 1.4            15% 33                  10% 8            12%
Home equity 2.3            21% 10                  14% 14          23%
Auto 1.0            9% 3                     17% 3            14%
Credit card 0.3            15% 11                  20% 5            15%
Other consumer 0.1            14% 0                     0% 1            3%
Consumer 5.1            15% 56                  10% 31          15%
Total 11.7          15% 363                 17% 74          20%
Michigan
Michigan market*
Deterioration in home price values coupled with weak economy impacting credit trends due to frequency of defaults and severity
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs
NCOs
*NPAs exclude loans held-for-sale.
Negative impact from housing
valuations, economy,
unemployment
Economic weakness impacts
commercial real estate market

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